                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           First Federal Capital Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                           FIRST FEDERAL CAPITAL CORP
                     A FEDERAL SAVINGS BANK HOLDING COMPANY



                                                                  March 17, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of First Federal Capital Corp, the holding company for First Federal Savings Bank La Crosse - Madison, which will be held on Wednesday, April 19, 2000, at 10:30 a.m., Central Time, at the Radisson Hotel, 200 Harborview Plaza, La Crosse, Wisconsin.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. The Company's Form 10-K Annual Report for the fiscal year ended December 31, 1999 also is included in the 1999 Annual Report. Directors and officers of the Company, as well as representatives of Ernst & Young LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. We urge you to vote and submit your proxy by phone or to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in First Federal Capital Corp are appreciated.


                                                 Sincerely,


                                                 /a/ Thomas W. Schini

                                                 THOMAS W. SCHINI
                                                 Chairman, President and
                                                 Chief Executive Officer

                           FIRST FEDERAL CAPITAL CORP
                                605 STATE STREET
                           LA CROSSE, WISCONSIN 54601
                                 (608) 784-8000
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2000
                              ---------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Federal Capital Corp (the "Company") will be held on Wednesday, April 19, 2000, at 10:30 a.m., Central Time, at the Radisson Hotel, 200 Harborview Plaza, La Crosse, Wisconsin, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

         (1) To elect three directors each for three-year terms and in each case until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

         The Board of Directors has fixed March 1, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ Bradford R. Price

La Crosse, Wisconsin                        Bradford R. Price
March 17, 2000                              Executive Vice President and
                                            Secretary



================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. WE ARE ALSO PLEASED TO ANNOUNCE THAT, AS AN ALTERNATIVE TO USING THE PAPER PROXY TO VOTE, STOCKHOLDERS MAY VOTE BY TELEPHONE IF THEY CHOOSE. PLEASE SEE "TELEPHONE VOTING ALTERNATIVES" IN THE PROXY STATEMENT FOR ADDITIONAL DETAILS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                           FIRST FEDERAL CAPITAL CORP
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2000
                              ---------------------

         This Proxy Statement is being furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of First Federal Capital Corp (the "Company"), the holding company for First Federal Savings Bank La Crosse - Madison (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Radisson Hotel, 200 Harborview Plaza, La Crosse, Wisconsin, on Wednesday, April 19, 2000, at 10:30 a.m., Central Time, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders.

         The Company's 1999 Annual Report to Stockholders which includes the Company's Form 10-K Annual Report, including the Company's consolidated financial statements for the fiscal year ended December 31, 1999, accompany this Proxy Statement and appointment form of proxy ("proxy"), which are first being mailed to stockholders on or about March 17, 2000.

   RECORD DATE AND OUTSTANDING SHARES

         Only stockholders of record at the close of business on March 1, 2000 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 18,321,091 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

   QUORUM

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

   ABSTENTIONS AND BROKER NON-VOTES

         Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included in the determination of shares present and voting for purposes of whether a quorum exists. For the election of directors, abstentions will have no effect on the outcome of the vote because directors are elected by a plurality of the votes cast. For all other matters to be voted on at the Annual Meeting, abstentions will be included in the number of shares voting on a matter, and consequently, an abstention will have the same practical effect as a vote against such matter.

         Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote under the rules of the New York Stock Exchange) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

         ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE CONSIDERED "DISCRETIONARY" PROPOSALS FOR WHICH BROKERS AND THIRD PARTY NOMINEES MAY VOTE PROXIES NOTWITHSTANDING THE FACT THAT THEY HAVE NOT RECEIVED VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNERS OF SHARES; CONSEQUENTLY, SHARES HELD BY BROKERS OR THIRD PARTY NOMINEES WILL BE COUNTED IF AND AS VOTED BY SUCH BROKERS AND THIRD PARTY NOMINEES.

   VOTING

         Matter 1 (Election of Directors). The proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Under the Wisconsin Business Corporation Law ("WBCL"), directors are elected by a plurality of the votes cast with a quorum present, meaning that the three nominees receiving the most votes will be elected directors.

         Matter 2 (Appointment of Ernst & Young LLP). The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to ratify the appointment of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2000.

   SOLICITATION AND REVOCATION

         Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope or by telephone (see "Telephone Voting Alternatives"). The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the directions contained therein. Where no instructions are indicated, each proxy received will be voted:

         - FOR the election of the nominees for director named in this Proxy Statement;
         - FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and
         - In accordance with the best judgment of the persons appointed as proxies upon the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Returning your completed proxy form or voting your proxy telephonically will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

         Any stockholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Bradford R. Price, Executive Vice President and Secretary, First Federal Capital Corp, 605 State Street, La Crosse, Wisconsin 54601); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

         The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and the Bank, without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

         In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies. Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

   TELEPHONE VOTING ALTERNATIVES

         The Company is pleased to announce that stockholders are now able to vote their shares by telephone. (Voting via the Internet is not available at this time.) The giving of a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

         Shares Registered in the Name of the Stockholder. Stockholders with shares registered directly with Norwest Bank Minnesota, N.A. may vote their proxy telephonically by calling Norwest Bank at (800) 240-6326. Votes submitted by telephone must be received by noon Eastern Time on April 18, 2000.

         Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone voting alternatives. This program is different from the program offered by Norwest Bank for telephonic voting of shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. Votes submitted telephonically through the ADP program must be received by midnight, Eastern Time on April 18, 2000.


                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                                    MATTER 1.
                              ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. A resolution of the Board of Directors of the Company adopted pursuant to the Company's Bylaws has established the number of directors at ten.

         The agreement pursuant to which First Federal Savings Bank of La Crosse ("FFLX") and First Federal Savings Bank of Madison, F.S.B. ("FFMD") combined to form the Bank in June 1989 provides that as long as the Bank retains an office presence in the Madison, Wisconsin market, nominations to the Board of Directors of the Company are required to be made in a manner which ensures that at least four members of the Boards of Directors of the Company and the Bank are from such market. The Company has nominated Ms. Marjorie A. Davenport for election as a director at the Annual Meeting pursuant to such agreement. Therefore, with the exception of the foregoing agreement relating to the nomination of Ms. Davenport, no person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company. There are no family relationships among any of the directors and/or executive officers of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Company.


           NAME                AGE                    POSITION WITH THE COMPANY                       DIRECTOR
           ----                ---                    AND PRINCIPAL OCCUPATION                        SINCE (1)
                                                      ------------------------                        ---------
                                                      NOMINEES FOR DIRECTOR FOR
                                                  THREE-YEAR TERM EXPIRING IN 2003

Marjorie A. Davenport          71     Director;  President  of  Gordon  &  Marjorie  Davenport,         1976
                                      Inc.,  a  company  which   appraises  and  sells  antique
                                      American furniture, located in Madison, Wisconsin.

Richard T. Lommen              55     Director;    President   of   Courtesy   Corporation,   a         1978
                                      McDonald's licensee, located in La Crosse, Wisconsin.

Phillip J. Quillin             63     Director;  President  of Quillin's  Inc.,  which owns and         1984
                                      operates supermarkets in the La Crosse, Wisconsin area.

                                           INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

                                                 DIRECTORS WHOSE TERMS EXPIRE IN 2001

Henry C. Funk                  74     Director;  President  and  Treasurer of Mills  Investment         1976
                                      Corporation,  an investment  management company,  located
                                      in La Crosse, Wisconsin.

Patrick J. Luby                69     Director;  Retired;  Until February 1992,  Vice President         1979
                                      and  Economist  for  Oscar  Mayer  Foods  Corp.,  a  food
                                      processing and  manufacturing  firm (which is an indirect
                                      subsidiary  of Philip  Morris  Cos.,  Inc.),  located  in
                                      Madison, Wisconsin.

Don P. Rundle                  67     Director;  Retired;  Until December 1991,  Executive Vice         1984
                                      President  of  Inland  Printing  Co.,  Inc.,  a  printing
                                      company, located in La Crosse, Wisconsin.



                                                      POSITION WITH THE COMPANY                       DIRECTOR
           NAME                AGE                    AND PRINCIPAL OCCUPATION                        SINCE (1)
           ----                ---                    ------------------------                        ---------

                                                DIRECTORS WHOSE TERMS EXPIRE IN 2002

John F. Leinfelder             68     Director;  President  of Joseph J.  Leinfelder  and Sons,         1978
                                      Inc.,  a  steel  fabricating  business,   located  in  La
                                      Crosse, Wisconsin.

David C. Mebane                66     Director;  Chairman and  director,  and from January 1994         1985
                                      to  January   2000,   President,   Chief   Executive  and
                                      Operating  Officer of  Madison  Gas and  Electric  Co., a
                                      publicly  held  utility  company,   located  in  Madison,
                                      Wisconsin.

Dale A. Nordeen                72     Vice  Chairman of the Board of  Directors  of the Company         1961
                                      and the Bank since June 1989;  Chairman and  President of
                                      FFMD from 1962 to June 1989.

Thomas W. Schini               64     Chairman  of the Board of  Directors  of the  Company and         1983
                                      the Bank since April 1993; Director,  President and Chief
                                      Executive  Officer of the Company and the Bank since June
                                      1989;  President and Chief Executive Officer of FFLX from
                                      September 1983 to June 1989.


-----------------------------
(1) Includes service as director of the Bank and predecessor institutions.

         THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE ABOVE-DESCRIBED NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

STOCKHOLDER NOMINATIONS

         Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions outlined in the Company's Bylaws. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The Company did not receive any director nominations from stockholders in connection with the Annual Meeting.

         Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC"); and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                                    MATTER 2.
                     RATIFICATION OF APPOINTMENT OF AUDITORS

              The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the fiscal year ending December 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2000.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of four regular meetings and two special meetings during the fiscal year ended December 31, 1999. With the exception of Messrs. Rundle and Quillin, no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of committee meetings on which such director served during the fiscal year ended December 31, 1999; Mr. Rundle attended two of the four committee meetings held in fiscal 1999 on which he served, and Mr. Quillin attended four of the six meetings of the Board of Directors held in fiscal 1999.

         The Audit Committee of the Board of Directors reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. In fiscal 1999, the members of the Audit Committee, which met two times during the fiscal year ended December 31, 1999, were Messrs. Leinfelder (Chairman), Funk, Nordeen and Quillin.

         The Stock Option Committee of the Board reviews and approves the granting of options and restricted stock under the Company's stock incentive plans and administers such plans. In fiscal 1999, the Stock Option Committee consisted of Messrs. Luby (Chairman), Lommen and Rundle and Ms. Davenport. The Stock Option Committee met three times during the fiscal year ended December 31, 1999.

         The entire Board of Directors of the Company acted as a Nominating Committee for the selection of nominees for director to stand for election at the Annual Meeting. The Board, acting as a Nominating Committee, met once during the fiscal year ended December 31, 1999 to consider director nominees for the Annual Meeting of Shareholders of the Company held in April 1999. In January 2000, the Board of Directors of the Company, acting as the Nominating Committee, considered nominations for directors to be elected at the Annual Meeting to be held in April 2000. The Company's Bylaws allow for stockholder nominations of directors and require such nominations to be made in accordance with specific procedures. See "Matter 1. Election of Directors--Stockholder Nominations."

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

              The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.


NAME                       AGE                                   PRINCIPAL OCCUPATION
----                       ---      ----------------------------------------------------------------------------------
Bradford R. Price.......... 46      Executive  Vice  President and Secretary of the Company and the Bank  (Residential
                                    Lending  Division  Manager) since March 1992;  Senior Vice President and Secretary of the  Company  and the Bank  from  June  1989  until  March  1992;  Senior  Vice
                                    President  and  Secretary  of FFLX from  1986  until  June 1989 and prior  thereto
                                    Secretary and Vice President-Lending of FFLX.

Jack C. Rusch.............. 53      Executive Vice  President,  Treasurer and Chief  Financial  Officer of the Company
                                    and the Bank  (Finance  and  Administration  Division  Manager)  since March 1992;
                                    Senior Vice President,  Treasurer and Chief  Financial  Officer of the Company and
                                    the Bank from June 1989 until  March  1992;  Senior  Vice  President  of FFLX from
                                    1986 until June 1989 and prior thereto Vice President-Finance of FFLX.

Robert P. Abell............ 51      Senior  Vice  President  of the Bank  (Commercial  Real  Estate  Lending  Division
                                    Manager)  since March 1992;  Vice President of the Bank from June 1989 until March
                                    1992;  Vice  President-Commercial  Real Estate  Lending of FFLX from December 1987 until June 1989.

Milne J. Duncan............ 51      Senior Vice President of the Bank (Human Resources  Division  Manager) since March
                                    1992;  Vice President of the Bank from June 1989 until March 1992;  Vice President of FFLX from 1986 until June 1989.

Joseph M. Konradt.......... 43      Senior Vice President of the Bank (Retail  Banking  Division  Manager) since March
                                    1992;  Vice President of the Bank from June 1989 until March 1992;  Vice President of FFLX from 1986 until  June 1989 and prior  thereto  Director  of  Marketing  of
                                    FFLX.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of shares of Common Stock as of February 29, 2000 (except as otherwise noted below) by (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the SEC in accordance with Sections 13(d) or 13(g) of the Exchange Act, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company appearing in the Summary Compensation Table below, and (iv) all directors and executive officers as a group.

                                                                                                 SHARES OF
                                                                                               COMMON STOCK
                                                                                           BENEFICIALLY OWNED(1)
                                                                                           ---------------------
                                                                                                      PERCENT OF
                NAME                                                                       NUMBER        CLASS
                ----                                                                       ------     ----------
Gail K. Cleary, Estate of Russell G. Cleary and related persons and entities (2)         1,465,376        8.0%
     c/o Cleary Management Corporation
     301 Sky Harbour Drive
     La Crosse, Wisconsin 54603

Directors:
     Marjorie A. Davenport (3)......................................................        55,894        *
     Henry C. Funk (3)..............................................................       178,285        1.0
     John F.  Leinfelder (3)........................................................       114,403        *
     Richard T. Lommen (3)..........................................................       267,900        1.5
     Patrick J. Luby (3)............................................................       120,556        *
     David C. Mebane (3)............................................................        49,383        *
     Dale A. Nordeen (3)............................................................       160,718        *
     Phillip J. Quillin (3).........................................................       188,238        1.0
     Don P. Rundle (3)..............................................................        97,972        *
     Thomas W. Schini (3) (4) (6)...................................................       818,663        4.5

Executive Officers who are not Directors:
     Jack C. Rusch (3) (4) (6)......................................................       411,850        2.2
     Bradford R. Price (3) (4) (6)..................................................       403,334        2.2
     Joseph M. Konradt (3) (4) (5) (6)..............................................       219,280        1.2
     Robert P. Abell (3) (4) (5) (6)................................................       159,704        *

All directors and executive officers of the Company and the Bank as a group
     (16 persons) (3) (4) (5) (6)...................................................     3,473,470       18.7%

----------------------------
* Represents less than 1% of the total number of shares of Common Stock outstanding on the Voting Record Date.

(FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she, directly or indirectly, has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, includes shares of Common Stock held directly by the individual as well as by members of such individual's immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individual effectively exercises sole or shared voting and/or investment power. Fractional shares of Common Stock held by certain executive officers under the First Federal Capital Corp Employee Stock Ownership Plan (the "ESOP") and the First Federal Savings Bank La Crosse-Madison Savings Investment Plan (the "401(k) Plan") have been rounded to the nearest whole share.

(2) Gail K. Cleary possesses sole voting and dispositive power individually or by trust with respect to 1,000,437 of the indicated shares. Persons and entities related to Gail K. Cleary who or which beneficially own shares of Common Stock include: Sandra G. Cleary and Kristine H. Cleary, adult children of Mrs. Cleary, who possess sole voting and dispositive power individually or by trust with respect to 43,370 shares and 35,455 shares, respectively; the Lillian Hope Kumm Trust which holds 85,205 shares, of which Gail K. Cleary is trustee; Megan Coffey, Sara Coffey, William Coffey and Katherine Heise, grandchildren of Mrs. Cleary, who beneficially own 12,136, 12,136, 3,100 and 800 shares, respectively; the Cleary - Kumm Foundation, Inc., a charitable foundation for which various members of the Cleary and Kumm families serve as executive officers and directors, which possesses sole voting and dispositive power with respect to 219,938 shares; and the Roy E. Kumm Family Trust, North Central Trust Company, Trustee, of which Gail
         K. Cleary, Sandra G. Cleary and Kristine H. Cleary are beneficiaries, which possesses sole voting and dispositive power with respect to 52,800 shares.

(3) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options as follows: Ms. Davenport - 26,400; Mr. Funk - 8,800; Mr. Leinfelder - 26,400; Mr. Lommen - 0; Mr. Luby - 8,800; Mr. Mebane - 8,800; Mr.
         Nordeen - 0; Mr. Quillin - 26,396; Mr. Rundle - 8,800; Mr. Schini - 51,200; Mr. Rusch - 20,800; Mr. Price - 20,800; Mr. Konradt - 19,200
         and Mr. Abell - 13,200. Does not include options for shares of Common Stock which do not vest within 60 days of the Voting Record Date which have been awarded to executive officers and directors under the Company's stock option plans.

(4) Includes shares of Common Stock awarded under the Company's stock incentive plans which are subject to vesting requirements. Recipients of restricted stock awards may direct voting prior to vesting.

(5) Includes shares of Common Stock allocated to the accounts of executive officers pursuant to the 401(k) Plan, for which such individuals possess shared investment power and shared voting power over the shares of Common Stock allocated to their own account, of which approximately 2,393 shares are allocated to accounts of the executive officers named in the Summary Compensation Table as follows: Mr. Schini - 0; Mr. Rusch
         - 0; Mr. Price - 0; Mr. Konradt - 1,054; and Mr. Abell - 1,339.

(6) Includes shares of Common Stock allocated to certain executive officers under the ESOP, for which such individuals possess shared voting power, of which approximately 114,360 shares were allocated to executive officers named in the Summary Compensation Table as follows: Mr. Schini
         - 37,605; Mr. Rusch - 22,388; Mr.
         Price - 21,956; Mr. Konradt - 16,370; and Mr. Abell - 16,041.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the NASD by certain dates. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended December 31, 1999, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer and the next four highest paid executive officers of the Company and its subsidiaries whose compensation, based on salary and bonus, exceeded $100,000 during the Company's fiscal years ended December 31, 1999, 1998 and 1997.


                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                       COMPENSATION AWARDS
                                                                       -------------------
                                                                        VALUE OF         NUMBER
                                         ANNUAL COMPENSATION (3)       RESTRICTED       OF SHARES
                                         -----------------------       STOCK          SUBJECT TO         ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY(1)     BONUS(2)    AWARDS(4)(5)     OPTIONS(6)     COMPENSATION(7)
---------------------------        ----     ---------     --------    ------------     ----------     ---------------
Thomas W. Schini.................  1999   $  350,000    $  175,224     $       --            --           $  21,134
   Chairman, President and         1998      333,333       171,936        669,042        76,800              17,501
   and Chief Executive Officer     1997      317,417       135,768             --            --              19,457

Jack C. Rusch....................  1999   $  169,433    $   67,940     $       --            --           $  10,009
   Executive Vice President,       1998      159,600        68,051        263,257        31,200               7,509
   Treasurer and                   1997      150,667        51,542             --            --               7,328
   Chief Financial Officer

Bradford R. Price................  1999   $  169,433    $   67,940     $       --            --           $   9,097
   Executive Vice President        1998      159,600        68,051        263,257        31,200               6,443
   and Secretary                   1997      150,667        51,542             --            --               6,434

Joseph M. Konradt................  1999   $  158,333    $   63,500     $       --            --           $   8,667
   Senior Vice President           1998      150,312        63,142        235,772        28,800               6,301
                                   1997      136,458        46,900             --            --               6,237

Robert P. Abell..................  1999   $  125,800    $   37,800     $       --            --           $   8,763
   Senior Vice President           1998      123,135        37,952        160,121        19,800               6,352
                                   1997      112,467        28,899             --            --               5,758

-----------------------------
(FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(1) Includes compensation earned and deferred by the named executive officers pursuant to the 401(k) Plan.


(2) Executive officers of the Company receive cash bonus compensation under the First Federal Savings Bank La Crosse-Madison Annual Incentive Bonus Plan (the "Annual Bonus Plan") which is based upon the Bank's performance. See "Compensation Committee Report." For the fiscal years ended December 31, 1997, 1998 and 1999, all bonus compensation paid to the named executive officers was made pursuant to the Annual Bonus Plan.


(3) Perquisites provided to the named executive officers by the Company did not exceed the lesser of $50,000 or 10% of each named executive officer's total annual salary and bonus during the fiscal years indicated, and accordingly, are not included.


(4) Amounts shown in this column represent the value of shares of Common Stock awarded pursuant to the terms of the Company's long-term stock incentive plans during the fiscal year ended December 31, 1998 based upon the closing market price of the Company's Common Stock on the date of grant. No shares of restricted stock were awarded during the fiscal years ended December 31, 1999 and 1997. The amounts indicated for fiscal 1998 represent:


          - The aggregate value of restricted stock contingently awarded pursuant to the 1998-2000 long-term incentive plan, assuming the Company achieves the average ROE target for 1998-2000, and awarded shares as follows: (i) Mr. Schini - 25,600 shares; (ii) Mr. Rusch - 10,400 shares; (iii) Mr. Price - 10,400 shares; (iv) Mr. Konradt - 9,600 shares; and (v) Mr. Abell - 6,600 shares; and


          - The aggregate value of additional shares of restricted stock awarded pursuant to the 1995-1997 long-term incentive plan in fiscal 1998, based upon the Company exceeding plan performance targets for the 1995-1997 period, and awarded shares as follows:
               (i) Mr. Schini - 17,764 shares; (ii) Mr. Rusch - 6,696 shares;
               (iii) Mr. Price - 6,696 shares; (iv) Mr. Konradt - 5,740 shares; and (v) Mr. Abell - 3,826 shares.


       Restricted stock awarded for the 1995-1997 period is fully vested on January 1, 2000. Restricted stock awarded for the 1998-2000 period will vest at the rate of 50% on January 1, 2002 and January 1, 2003, provided the applicable plan performance criteria are satisfied for the 1998-2000 period. Pursuant to the terms of the plans under which the foregoing shares were awarded, the number of shares subject to such awards were adjusted in fiscal 1998 to reflect the Company's 2-for-1 stock split in June 1998.


(5) At December 31, 1999, the aggregate value of restricted (unvested) stock holdings by Messrs. Schini, Rusch, Price, Konradt and Abell was $789,487, $308,558, $308,558, $274,511 and $185,928, respectively, based on a total of 53,982, 21,098, 21,098, 18,770 and 12,713 shares awarded in fiscal
       1998, respectively (adjusted for the 2-for-1 stock split in June 1998), which were unvested on December 31, 1999, and the closing market price of the Company's Common Stock on that date ($14.625 per share). Recipients of restricted stock awards are entitled to vote and receive payment of any dividends on unvested shares of Common Stock. For a further discussion of the Company's long-term incentive plans, see "Compensation Committee Report."


(6) Amounts shown in this column represent the total number of shares of Common Stock subject to options granted to the named executive officers under the Company's long-term stock incentive plans during the fiscal year ended December 31, 1998. Pursuant to the terms of the plans under which the options were granted, the number of shares subject to outstanding option grants were adjusted in fiscal 1998 to reflect the Company's 2-for-1 stock split in June 1998. No options were granted to the named individuals in fiscal 1999 or 1997.


(7) Amounts shown in this column represent the Bank's contributions on behalf of the named executive officers under the 401(k) Plan, the ESOP, the Executive Life Bonus Plan ("Life Bonus Plan"), and disability insurance premiums paid by the Bank for the fiscal years ended December 31, 1997, 1998 and 1999. The amounts shown for each individual for the fiscal year ended December 31, 1999 are derived from the following figures: (i) Mr. Schini - $4,800 matching contribution under the 401(k) Plan, $2,400 - ESOP contribution, $12,980 - Life Bonus Plan payment, and $954 - disability premium; (ii) Mr. Rusch - $4,800 - matching contribution under the 401(k) Plan, $2,400 -ESOP contribution, $1,838 - Life Bonus Plan payment, and $971 - disability premium; (iii) Mr. Price - $4,800 matching contribution under the 401(k) Plan, $2,400 - ESOP contribution, $1,270 - Life Bonus Plan payment, and $627 - disability premium; (iv) Mr. Konradt -$4,800 - matching contribution under the 401(k) Plan, $2,400 - ESOP contribution, $1,100 - Life Bonus Plan payment, and $367 - disability premium; and (v) Mr. Abell - $4,800 - matching contribution under the 401(k) Plan, $2,400 - ESOP contribution, $956 - Life Bonus Plan payment, and $607 - disability premium.

STOCK OPTIONS

         As of December 31, 1999, the Company and its subsidiaries had 942 officers and employees eligible to participate in the Company's current stock option and incentive plans, which include the First Federal Capital Corp 1989 Stock Incentive Plan, the First Federal Capital Corp 1992 Stock Incentive Plan, the First Federal Capital Corp 1992 Stock Option and Incentive Plan (f/k/a the Rock Financial Corp. 1992 Stock Option and Incentive Plan) and the First Federal Capital Corp 1997 Stock Option and Incentive Plan (collectively, the "Stock Option and Incentive Plans"). As of December 31, 1999, 3,209,184 shares of Common Stock had been granted under the Stock Option and Incentive Plans (either in the form of option grants or restricted stock awards) and a total of 1,274,132 shares of Common Stock were available for granting. No stock options were granted to the named executive officers in the fiscal year ended December 31, 1999.

         The following table sets forth certain information concerning the exercise of stock options granted under the Company's Stock Option and Incentive Plans by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 1999, and the value of their unexercised stock options at December 31, 1999.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                VALUE OF
                                                                  NUMBER OF                    UNEXERCISED
                                                                 UNEXERCISED                  IN-THE-MONEY
                          NUMBER OF                                OPTIONS                       OPTIONS
                           SHARES          VALUE             AT FISCAL YEAR-END           AT FISCAL YEAR-END(2)
                         ACQUIRED ON                   ----------------------------  ---------------------------
NAME                      EXERCISE      REALIZED(1)    EXERCISABLE    UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----                     -----------    -----------    -----------    -------------  -----------   -------------
Thomas W. Schini.........   329,298    $  3,477,165       51,200          25,600     $      0        $     0

Jack C. Rusch............   154,674       1,684,941       20,800          10,400            0              0

Bradford R. Price........   150,074       1,642,654       20,800          10,400            0              0

Joseph M. Konradt........   109,392       1,202,170       19,200           9,680            0              0

Robert P. Abell .........    85,980         946,309       13,200           6,600            0              0


(1) The value realized was calculated based upon the difference between the fair market value of the shares of Common Stock subject to the exercised options on the exercise date and the exercise price of the options.

(2) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the stock options ($14.625) (which was the closing price on December 31, 1999) and the exercise price of the options at December 31, 1999.

PENSION PLAN

         The Bank maintains the First Federal Savings Bank La Crosse-Madison Pension Plan (the "Pension Plan") for the benefit of employees of the Company and its subsidiaries. The Pension Plan is a non-contributory defined benefit pension plan. All employees who are at least age 20 and who have completed twelve months of at least 1,000 hours of service with the Company or its subsidiaries are eligible to participate in the Pension Plan.

         Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of compensation during the last ten years of employment. Compensation is defined to include salary, bonuses, overtime, commissions, vacation and 401(k) plan deferrals, and does not include expense reimbursement, non-cash or stock compensation. Benefits are calculated based on a formula that is coordinated with Social Security covered compensation. Such amounts are within 10% of the total compensation and bonus reported for the named individuals in the Summary Compensation Table above.

         The maximum annual compensation which may be taken into account under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") (as adjusted from time to time by the Internal Revenue Service) for calculating contributions under qualified defined benefit plans currently is $160,000 and the maximum annual benefit permitted under such plans currently is $130,000. At December 31, 1999, Messrs. Schini, Rusch, Price, Konradt and Abell had 40.5, 15.7, 19.8, 18.6 and 12.1 years of credited service, respectively, under the Pension Plan.

         The Board of Directors of the Bank also has authorized a supplemental non-qualified retirement plan ("Supplemental Plan") to provide certain additional retirement benefits to Messrs. Schini, Rusch, Price, Konradt and Abell. The Supplemental Plan provides that Messrs. Schini, Rusch, Price and Konradt shall receive a supplemental pension benefit commencing on the first day of the calendar month following their retirement equal to the dollar amount of the retirement benefit that would have been paid under the Pension Plan, 401(k) Plan and ESOP without regard to the maximum annual benefit limitation of Section 415 of the Internal Revenue Code (which was $130,000 for 1999) and the maximum annual compensation limitation in Section 401(a)(17) of the Internal Revenue Code ($160,000 for 1999). The Supplemental Plan provides that the Bank shall establish a supplemental defined contribution account which shall include the amount of contributions which were not allocated to their accounts under the 401(k) Plan and ESOP because of the limitations imposed by the Internal Revenue Code. In addition to the amounts payable in the table below, the additional projected benefits under the Supplemental Plan payable to Messrs. Schini, Rusch, Price, Konradt and Abell amounted to an annual benefit at age 65 of $123,424, $35,785, $35,785, $28,598 and $1,665, respectively, with respect to the Pension Plan and a lump sum benefit of $225,051, $8,427, $8,436, $5,510 and $193, respectively, with respect to the 401(k) Plan and the ESOP at December 31, 1999.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 in fiscal 1999 to the named executive officers under the Company's Pension Plan, expressed in the form of a ten year "single life" annuity benefit, based on average annual compensation and years of service classifications specified. The table does not set forth the amount of minimum annual benefits accrued by certain Pension Plan participants under the benefit plan formula previously in effect before the Pension Plan was amended.


                               PENSION PLAN TABLE

   AVERAGE                                                       CREDITABLE YEARS OF SERVICE AT AGE 65
   ANNUAL                                            --------------------------------------------------------------
COMPENSATION                                             10               15                20               25
------------                                         ---------         ---------        ---------         ---------
$   60,000 ......................................      $ 9,100           $13,700          $18,200           $22,800
    80,000 ......................................       12,800            19,200           25,600            32,000
    100,000......................................       16,500            24,800           33,000            41,300
    125,000......................................       21,100            31,700           42,300            52,900
    150,000......................................       25,800            38,600           51,500            64,400
    160,000 and above............................       27,600            41,400           55,200            69,000

 EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with Messrs. Schini, Price, Rusch, Abell and Konradt (collectively, the "Employment Agreements"). The Employment Agreements provide for the continued employment of each executive in his present position. The Employment Agreements provide Messrs. Schini, Price, Rusch, Abell and Konradt with annual base salaries which currently amount to $352,800, $171,100, $171,100, $126,800 and $160,000, respectively. Messrs.
Schini, Price and Rusch's employment agreements initially extended for three years, Mr. Konradt's employment agreement initially extended for two years (but was amended in 1998 to a three-year term) and Mr. Abell's employment agreement initially extended for two years, and each agreement may be extended on an annual basis for successive additional one-year periods upon the expiration of each year of the term upon review and approval by the Board of Directors of the Bank. In April 1999, the Board of Directors of the Bank extended the term of each of the employment agreements with Messrs. Schini, Price, Rusch, Abell and Konradt for an additional year.

         Under the Employment Agreements, the Bank may, without further liability, terminate such employment for "cause," which includes, generally, conviction of a felony or any crime involving falsehood, fraud or moral turpitude, willful failure to perform his duties and responsibilities in accordance with written instructions approved by at least two-thirds of the Board, a willful act of misconduct or violation of any law, regulation or cease and desist order which is injurious to the Bank, a willful breach of fiduciary duty involving personal profit and incompetence, personal dishonesty or material breach of the Employment Agreement by the executive. The Employment Agreements also provide for termination or suspension of rights granted if the executives are terminated, suspended or permanently removed for certain violations of federal laws, or if regulatory authorities were to determine that the Bank is operating in an unsafe financial condition.

         In the event of a termination for cause, the Bank's obligations under the Employment Agreements to Messrs. Schini, Price, Rusch, Abell and Konradt cease. In the event of termination of employment under certain circumstances, including termination without cause or other breach of the Employment Agreements by the Bank, the executive would be entitled to receive, for the remainder of the employment term, compensation at substantially the same rate paid to him prior to such termination in accordance with the Employment Agreement. If the termination follows a "Change in Control," as defined therein, the executive may elect to receive the severance payment in a lump sum, calculated on the basis of his average annual compensation for the three years prior to the date of termination multiplied by the remaining term of the agreement. The payments are limited, however, not to exceed such amounts that would be deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, and by any amounts paid by a subsequent employer. In addition, the executives would receive additional benefits under the Pension Plan in an amount determined as if the executive were fully vested under the Pension Plan and had accumulated the additional years of credited service under the Pension Plan that he would have received had he continued employment with the Bank for the entire employment term at the highest annual rate of base salary in effect during the twelve months immediately preceding the termination date. Assuming that average annual compensation was at each executive's existing salary level for fiscal 1999, severance pay in the event of a Change in Control would amount to $1,058,400, $513,300, $513,300, $253,600 and $480,000 for Messrs.
Schini, Price, Rusch, Abell and Konradt respectively.

         The Employment Agreements define a "Change in Control" to include a change in control under certain federal laws regardless of whether approval of the Change in Control is required under such laws and whether resulting from merger, consolidation, reorganization, acquisition of the Bank or its assets, or any other event. The following other circumstances involving a Change in Control of the Bank which, if they occur, also provide the executives with termination benefits under the Employment Agreements: (i) termination of an executive officer's employment other than for cause after a Change in Control; (ii) resignation by an executive officer following a significant change in the nature or scope of his authorities or duties; (iii) a reassignment to duties in a location more than 35 miles from the location of the executive officer's principal office immediately before such Change in Control; and (iv) a determination by an executive officer that, as a result of such Change in Control and subsequent changes in the circumstances of his employment, he is unable to exercise effectively his prior authority or responsibility.

COMPENSATION OF DIRECTORS

     BOARD FEES

         Each member of the Board of Directors of the Company who is not a full-time employee is paid an annual retainer of $10,000. In addition, each non-employee director of the Company who also is a member of the Board of Directors of the Bank is paid an annual retainer of $10,000 for services rendered to the Bank. The Bank also contributes towards health insurance premiums on behalf of certain directors who previously have so elected, which are taxable to the directors. Participation in the Bank's health insurance plans is no longer offered to existing or new directors who have not previously elected to participate in such plans.

     DIRECTORS' DEFERRED COMPENSATION PROGRAM

         The Company and the Bank maintain plans under which members of their Boards of Directors may elect to defer receipt of all or a portion of their directors' fees. Under the plans, the Company and the Bank are obligated to repay the deferred fees, in the manner elected by the participating director, together with interest at a stated rate. The repayments generally will commence upon the participating director's resignation from the Board of Directors, although the participating director may elect to receive repayments at an earlier time. During the fiscal year ended December 31, 1999, no director deferred funds pursuant to these deferred compensation plans.

     DIRECTORS' STOCK OPTION PLAN

         The Company adopted the 1989 Directors' Stock Option Plan and the 1992 Directors' Stock Option Plan (collectively, the "Directors' Plans") which provide for the grant of compensatory stock options to non-employee directors of the Company and the Bank. Pursuant to the Directors' Plans, each director of the Company or the Bank who is not also an employee of the Company or any subsidiary is granted a compensatory stock option to purchase 8,800 shares of Common Stock upon election or reelection to the Boards of Directors of the Company and the Bank. The Directors' Plans also authorize discretionary grants of options to purchase shares of Common Stock.


                          COMPENSATION COMMITTEE REPORT

I.       COMPENSATION COMMITTEE

         The Personnel and Compensation Committee of the Bank (the "Committee") is responsible for recommending to the Board of Directors of the Bank the levels of compensation and benefits (excluding stock option grants and restricted stock awards) for executive officers of the Bank. The Stock Option Committee of the Company reviews and approves the grant of options and restricted stock awards pursuant to the Company's stock incentive plans.

         Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer ("CEO") and certain other executive officers of the Company. The rules require compensation disclosure in the form of tables and a report by the Compensation Committee of the Company which explains the rationale and considerations that led to fundamental decisions affecting such individuals. The Committee has prepared the following report, at the direction and approval of the Board of Directors of the Company, for inclusion in this Proxy Statement.

II.      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Committee consists of the same independent directors who are neither officers nor employees of the Company or the Bank ("Outside Directors") and who serve on the Company's Stock Option Committee (Directors Davenport, Lommen, Luby and Rundle). Mr. Rundle serves as Chairman of the Committee and Mr. Luby serves as Chairman of the Company's Stock Option Committee. There are no interlocks, as defined under the rules and regulations of the SEC, between the Committee, the Company's Stock Option Committee and corporate affiliates of members of such committees.

III.     EXECUTIVE COMPENSATION POLICIES AND PLANS

         The Committee uses the concept of total compensation in structuring a combination of base salary, incentive bonus, long-term compensation and perquisites for executive officers. It is the intent of the Committee to recommend a base salary for executive officers that is comparable to the median pay level of executives of similarly sized financial institutions based upon available competitive market data. The Committee uses outside consultants and published compensation survey data to review competitive rates of pay, to establish salary ranges, and to recommend base salary and bonus pay levels. Based upon such review, for fiscal 1999, the average increase in base salary for the four highest paid executive officers (other than the CEO) was 6.1%. The Company's executives, in general, will receive a level of compensation (base salary plus cash incentive bonus) at or above the median annual compensation paid by financial competitors of the Company only when the Company meets or exceeds the median return on assets ("ROA") and return on equity ("ROE") levels of its peer group.

         The Committee also recognizes that "compensation" (as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) in excess of $1,000,000 per year to an executive officer is not deductible by the Company unless such compensation is performance-based compensation approved by the shareholders of the Company and thus, is not "compensation" for purposes of complying with the limit on deductibility. The Committee has been advised that no executive officer of the Company received compensation in fiscal 1999 that will result in the loss of a corporate federal income tax deduction under Section 162(m) of the Internal Revenue Code.

         Both short-term and long-term incentive plans are used to reward executive officers for the Company's performance relative to identified peer groups. Short-term incentive compensation, paid in the form of annual cash bonuses, is determined pursuant to factors outlined in the First Federal Savings Bank La Crosse-Madison Annual Incentive Bonus Plan (the "Annual Bonus Plan") and long-term incentive compensation, paid in the form of restricted stock awards and stock option grants, is determined pursuant to factors outlined in the Company's long-term performance award plans which are reviewed and approved by the Board of Directors of the Company every three years.

     ANNUAL BONUS PLAN

         The factors used in measuring the Company's performance under the Annual Bonus Plan are a weighted combination of ROA and ROE. In general, a payment pursuant to the terms of the Annual Bonus Plan is made only after the Company's financial performance equals or exceeds median peer group financial performance. The peer group includes a group of similarly sized publicly traded thrifts. The Board of Directors reviews the terms of the Annual Bonus Plan each year and establishes the threshold, target and maximum ROA and ROE levels, and percentage of incentive award to be based upon ROA and ROE, respectively, after evaluation of the Company's strategic business plan and other factors the Board deems appropriate.

         For fiscal 1999, ROA accounted for 25% and ROE accounted for 75% of the total cash incentive award opportunity. Executive officers earned incentive compensation based on the Company achieving threshold, target and maximum ROA and ROE performance at the 50th percentile, 65th percentile and 80th percentile, respectively, of the peer group. In general, if financial performance is below the threshold level, no incentive compensation will be earned. Individual award targets vary by executive group (CEO, Executive Vice Presidents, Senior Vice Presidents and Department Managers) and are established as a percentage of base salary. However, even if the Company's performance exceeds the target ratios of the peer group, the Board of Directors of the Company and the Bank can elect to reduce or cancel incentive payments if the Company's ROE does not equal or exceed a "risk-free rate of return" defined to be 110% of the average one-year treasury bill rate for the plan year. In addition, the performance measures may be adjusted in any fiscal year if the Board of Directors approves management proposals or directs management to implement proposals designed to enhance the long-term performance of the Company but which would materially impact payments under the Annual Bonus Plan.

         For fiscal 1999, the Company is projected to achieve financial performance objectives that exceed the 80th percentile for ROA and the 90th percentile for ROE relative to the Annual Bonus Plan peer group. Based on the Company's projected financial performance, cash bonuses were paid to Annual Bonus Plan participants in fiscal 1999 representing part of the ROA and ROE components of their 1999 bonus award. The balance of the 1999 incentive cash bonus will be paid in fiscal 2000 when final peer data is available. The average bonus earned under the Annual Bonus Plan in fiscal 1999 by the four highest paid executive officers at year-end (other than the CEO) was 38.1% of their base salaries compared to 40.0% in fiscal 1998.

     LONG-TERM AWARD PLAN:  1998 - 2000 PLAN PERIOD

         In fiscal 1998, the Board of Directors of the Company reviewed and approved the terms of the First Federal Capital Corporation Long-Term Performance Award Plan (1998-2000) (the "Long-Term Award Plan") which provides for the grant of stock options and awards of restricted stock. The purpose of the Long-Term Award Plan is to strengthen the link between executive compensation and long-term organization performance. In determining appropriate stock option grants and stock awards, the Stock Option Committee considers the executives' contribution toward institutional performance and the executives' expected contribution toward meeting the organization's long-term strategic goals as well as industry practice. Any value received by the executive from an option grant and any increase in the value of a stock award is a function of any increase in the price of the Common Stock. As a result, the value of the long-term compensation is directly aligned with increased stockholder value. The total of targeted or projected values of long-term awards at the date of the grant is set considering observed market practices for similar institutions in the financial industry.

         Pursuant to the Long-Term Award Plan, the Company's financial performance is measured by comparing the Company's average ROE over a three-year performance period to the average ROE of all publicly traded thrifts (as defined by the SNL Securities database of publicly traded thrifts) over the same period. Executive officers are granted stock options and awarded restricted stock based upon the Company achieving threshold, target and maximum ROE performance at the 50th percentile, 75th percentile and 90th percentile, respectively, of all publicly traded thrifts. Individual award targets vary by executive group (CEO, Executive Vice Presidents and Senior Vice Presidents) and are established as a percentage of base salary. Department Managers also are eligible to participate and may be awarded stock options and restricted stock at the discretion of the Stock Option Committee. Under the Long-Term Award Plan, stock options are granted and restricted stock is awarded at the beginning of the performance period based upon the Company achieving the target 75th percentile performance. The options vest at the rate of 33 1/3% over a three-year period from the date of grant, with no adjustment at the end of the plan period. The exercise price of the options is established at the fair market value of the Company's Common Stock on the date of grant. Restricted stock is awarded at the beginning of the plan period, subject to adjustments and vesting schedules as described herein.

         In fiscal 1998, pursuant to the Long-Term Award Plan (1998-2000), options to acquire 204,000 shares of Common Stock (adjusted for the June 1998 2-for-1 stock split) were granted to executive officers of the Company (including the CEO), and 68,000 shares of restricted stock (adjusted for the June 1998 2-for-1 stock split) were contingently awarded to such executive officers, subject to the Company achieving the above-noted benchmark ROE performance during the 1998-2000 plan period. At the end of the 1998-2000 performance period, all of the contingently issued restricted shares must be forfeited by participants if the Company has not achieved the threshold 50th percentile performance and a portion of the restricted shares must be forfeited by participants if the Company has not achieved the target 75th percentile performance. If the Company's performance has exceeded the target 75th percentile, additional shares of restricted stock will be awarded as provided for under the Long-Term Award Plan (1998-2000). The balance of such additional awards, if any, will be made in fiscal 2001 when final peer data is received. The restricted stock awards when finalized for the 1998-2000 plan period will be subject to a two-year vesting period with 50% of the award vesting on January 1 of each year in 2002 and 2003. However, the Stock Option Committee may elect to cancel or reduce restricted stock awards if the Company's average three-year ROE is below a "risk-free rate of return" defined to be 110% of the average three-year treasury bill over the performance period.

         In fiscal 1999, no options to purchase shares of Common Stock were granted and no restricted stock awards were made to executive officers under the Long-Term Award Plan (1998-2000). In addition, no such awards were made to executive officers of the Company outside of the Long-Term Award Plan.

         Shares of restricted stock and stock options granted pursuant to the Company's Long-Term Award Plans are made from shares of Common Stock reserved for issuance under the First Federal Capital Corp. 1989 Stock Incentive Plan, the First Federal Capital Corp. 1992 Stock Incentive Plan, the Rock Financial Corp. 1992 Stock Option and Incentive Plan (which was assumed by the Company in connection with the Rock Merger) and the First Federal Capital Corp. 1997 Stock Option and Incentive Plan (collectively, the "Stock Option and Incentive Plans"). Under the Stock Option and Incentive Plans, the Stock Option Committee also may authorize discretionary awards irrespective of whether the performance criteria set forth in the Long-Term Award Plan are met.

IV.      CEO COMPENSATION

         Mr. Schini's cash compensation (salary and bonus) for fiscal 1999 consisted of a competitively determined base salary as well as the payment of a cash incentive bonus based upon the Company's 1998 and 1999 financial performance. Mr. Schini's base salary was increased 5.0% over 1998 which, in part, reflected the Committee's recommendation to pay him a base salary that was representative of comparable financial institutions of similar asset size and performance. Mr. Schini receives no additional payment for serving as a member of the Board of Directors of the Company or the Bank.

         During fiscal 1999, a cash incentive bonus of $175,224 was paid to Mr. Schini which represented a portion of his 1999 bonus as well as the balance of his 1998 bonus under the Company's Annual Bonus Plan. The 1998 cash bonus reflected the Company's financial performance relative to its peer group which data was at the 85th percentile for ROA and the 88th percentile for ROE. The Company achieved a ROA of 1.19% and a ROE of 16.59% for fiscal 1998, which resulted in a final payment to Mr. Schini in fiscal 1999 representing a portion of the ROA and ROE components of his bonus. For fiscal 1999, the Company is projected to achieve financial performance objectives that exceed the 80th percentile for ROA and the 90th percentile for ROE. The balance of Mr. Schini's 1999 incentive cash bonus will be paid to him in 2000 when final peer data is received. Incentive cash compensation paid in 1999 was 50.0% of base compensation compared to 52.0% of base compensation in 1998. During fiscal 1999, no options to purchase shares of Common Stock were granted and no restricted stock awards were made to any executive officer of the Company.



                                                 MARJORIE A. DAVENPORT

                                                 RICHARD T. LOMMEN

                                                 PATRICK J. LUBY

                                                 DON P. RUNDLE

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") Stock Market Index (for United States companies), and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Stock Index. The cumulative returns set forth in each graph assume the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during the applicable comparison period.


                                  [LINE GRAPH]


-----------------------------------------------------------------------------------------------------------------------
                                            Legend

Symbol    CRSP Total Returns Index for:                    12/1994   12/1995   12/1996   12/1997   12/1998   12/1999
------    -----------------------------                    -------   -------   -------   -------   -------   -------
------ *  First Federal Capital Corp.                        100.0     114.6     153.9     339.9     334.1     305.2
------ *  Nasdaq Stock Mrket (US Companies)                  100.0     141.3     173.9     213.1     300.2     542.4
------ *  Nasdaq Bank Stocks                                 100.0     149.0     196.7     329.4     327.1     314.4
          SIC 6020-6029. 6710-6719 US & Foreign

Notes:
    A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the prceding trading day is used.
    D.  The index level for all series was set to $100.0 on 12/30/1994.
-----------------------------------------------------------------------------------------------------------------------

               INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

         Prior to the enactment of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended ("FIRREA"), FFLX and FFMD followed the policy of making loans to their directors, officers and employees at preferred interest rates and fees. In accordance with FIRREA, all loans to officers and directors are now made on the same terms, including interest rates, loan fees, and collateral as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. During 1999, no director or executive officer of the Company or the Bank had loans outstanding at preferred interest rates from the Company or the Bank which aggregated $60,000 or more.

         The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of Common Stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.


                STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR INCLUSION IN 2000 PROXY MATERIALS

         To be considered for inclusion in the proxy statement relating to the Annual Meeting (for fiscal year ended December 31, 2000) to be held in April 2001, stockholder proposals must be received at the principal executive offices of the Company at 605 State Street, La Crosse, Wisconsin 54601, Attention:
Bradford R. Price, Executive Vice President and Secretary, no later than November 17, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it will be included in the proxy statement and set forth on the appointment form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested. Nothing in this section shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2000 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

ADVANCE NOTICE REQUIREMENT FOR ANY PROPOSAL OR NOMINATION TO BE RAISED BY A STOCKHOLDER

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.17 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

DISCRETIONARY VOTING OF 2001 PROXIES

         Pursuant to Rule 14a-4(c) under the Exchange Act and Article II,
Section 2.17 of the Company's Bylaws, if a stockholder fails to notify the Company of such proposal by January 16, 2001, then the management proxies named in the form of proxy distributed in connection with the Company's proxy statement may use their discretionary voting authority to address the proposal submitted by the stockholder, without discussion of the proposal in the proxy statement.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting or any adjournments or postponements thereof, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Bradford R. Price

La Crosse, Wisconsin                        Bradford R. Price
March 17, 2000                              Executive Vice President and
                                            Secretary

                           FIRST FEDERAL CAPITAL CORP

                     A FEDERAL SAVINGS BANK HOLDING COMPANY



--------------------------------------------------------------------------------

    FIRST FEDERAL CAPITAL CORP                                   REVOCABLE PROXY
    ----------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST FEDERAL CAPITAL CORP (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2000, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        The undersigned hereby appoints Bradford R. Price and Jack C. Rusch as proxies, each with power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock, $0.10 par value per share ("Common Stock") of the Company held of record by the undersigned on March 1, 2000 at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 200 Harborview Plaza,
    La Crosse, Wisconsin, on Wednesday, April 19, 2000, at 10:30 a.m., Central Time, or any adjournments or postponements thereof.

        SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL SPECIFIED IN ITEM 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.





          (Continued, and to be signed and dated, on the reverse side)

                                                       -------------------------
                                                       COMPANY#
                                                       CONTROL#
                                                       -------------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. Eastern Standard Time, on April 18, 2000.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-   Follow the simple instructions given over the telephone.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Federal Capital Corp, c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.





            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                              \/ Please detach here \/


------                                                                                                                        ------
    1.  ELECTION OF DIRECTORS
        Nominees for three-year term expiring in 2003:      [ ] FOR all nominees listed     [ ] WITHHOLD AUTHORITY
                                                                below (except as marked         to vote for all nominees
        01 Marjorie A. Davenport    03 Phillip J. Quillin       to the contrary below)          listed below
        02 Richard T. Lommen
                                                                                  -----------------------------------------
    (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
    WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)      -----------------------------------------

    2.  PROPOSAL TO RATIFY the appointment of Ernst & Young, LLP as the Company's
        independent auditors for the year ending December 31, 2000.                 [ ] For     [ ] Against     [ ] Abstain

    3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
    FOR EACH PROPOSAL.

    Address Change? Mark Box [ ]  Indicate changes below:                         Date                 2000
                                                                                       ----------------

                                                                                  -------------------------

                                                                                  -------------------------

                                                                                  Signature(s) in Box
                                                                                  Please sign this exactly as your name(s) appear(s)
                                                                                  on this proxy.  When signing in a representative
                                                                                  capacity, please give title.  When shares are held
                                                                                  jointly, only one holder need sign.
------                                                                                                                        ------

                           FIRST FEDERAL CAPITAL CORP

                     A FEDERAL SAVINGS BANK HOLDING COMPANY





--------------------------------------------------------------------------------

    FIRST FEDERAL CAPITAL CORP
    ANNUAL MEETING OF STOCKHOLDERS                               REVOCABLE PROXY
    ----------------------------------------------------------------------------

        The undersigned herby instructs Firstar Bank Milwaukee, N.A., the Trustee of the Trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of First Federal Capital Corp (the "Company"), to vote the shares of common stock, $0.10 par value per share ("Common Stock") of the Company which were allocated to my account as of March 1, 2000 under the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 19, 2000, at 10:30 a.m., Central Time, or any adjournments or postponements thereof.

        THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL SPECIFIED IN ITEM 2. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.





          (Continued, and to be signed and dated, on the reverse side)

                                                         -----------------------
                                                         COMPANY #
                                                         CONTROL #
                                                         -----------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. Eastern Standard Time, on April 18, 2000.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-   Follow the simple instructions given over the telephone.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Federal Corp, c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0873.







IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

                            \/ Please detach here \/



1.  ELECTION OF DIRECTORS
    Nominees for three-year term expiring in 2003:                 [ ] FOR all nominees listed      [ ] WITHHOLD AUTHORITY
                                                                       below (except as marked          to vote for all nominees
    01 Marjorie A. Davenport        03 Phillip J. Quillin              to the contrary below            listed below
    02 Richard T. Lommen
                                                                                ---------------------------------------------
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        ---------------------------------------------

2.  PROPOSAL TO RATIFY the appointment of Ernst & Young LLP as the Company's
    independent auditors for the year ending December 31, 2000.                 [ ] For         [ ] Against       [ ] Abstain

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box [ ]  Indicate changes below:                          Date                          ,  2000
                                                                                     -------------------------


                                                                                ---------------------------------------------


                                                                                ---------------------------------------------

                                                                                Signature(s) in Box
                                                                                If you return this card properly signed but do
                                                                                not otherwise specify, shares will be voted FOR
                                                                                each of the nominees for director and FOR
                                                                                Proposal 2.  If you do not return this card,
                                                                                shares will be voted by the Trustee.

                           FIRST FEDERAL CAPITAL CORP
                     A Federal Savings Bank Holding Company











--------------------------------------------------------------------------------


FIRST FEDERAL CAPITAL CORP
ANNUAL MEETING OF STOCKHOLDERS                                   REVOCABLE PROXY
--------------------------------------------------------------------------------

    The undersigned hereby instructs Firstar Bank Milwaukee, N.A., the Trustee of the Trust created pursuant to the Savings Investment Plan ("SIP") of First Federal Savings Bank LaCrosse-Madison, to vote the shares of common stock, $0.10 par value per share ("Common Stock") of First Federal Capital Corp (the "Company") which were allocated to my account as of March 1, 2000 under the SIP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 19, 2000, at 10:30 a.m., Central Time, or any adjournments or postponements thereof.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL SPECIFIED IN ITEM 2. SUCH VOTES ARE HEREBY SOLICITED IN ITEM 2. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.







          (Continued, and to be signed and dated, on the reverse side)

                                                                   -------------
                                                                     COMPANY #
                                                                     CONTROL #
                                                                   -------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. Eastern Standard Time, on April 18, 2000.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-  Follow the simple instructions given over the telephone.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Federal Capital Corp, c/o Shareowner Services (TM), P.O. Box 64873, St. Paul, MN 55164-0873.









            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                            \/ Please detach here\/


1. ELECTION OF DIRECTORS
   Nominees for three-year term expiring in 2003:               [ ] FOR all nominees listed        [ ] WITHHOLD AUTHORITY
                                                                    below (except as marked            to vote for all nominees
   01 Marjorie A. Davenport    03 Phillip J. Quillin                to the contrary below)             listed below
   02 Richard T. Lommen

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE            -----------------------
FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S)
OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)    -----------------------

2. PROPOSAL TO RATIFY the appointment of Ernst & Young
   LLP as the Company's independent auditors for the    [ ] For   [ ] Against   [ ] Abstain
   year ending December 31, 2000.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box [ ]
Indicate changes below:                        Date                        ,2000
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                                               Signature(s) in Box
                                               If you return this card properly
                                               signed but do not otherwise
                                               specify, shares will be voted FOR
                                               each of the nominees for director
                                               and FOR Proposal 2.